Nationwide Life Insurance Company • Nationwide Variable Account – 11 • Nationwide Provident VA Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VA Separate Account A

Prospectus supplement dated November 15, 2011 to

Prospectus dated May 1, 2008 (NLAIC Market Street VIP/2);

Prospectus dated May 1, 2003 (Federated A Shares; Federated B Shares); and

Prospectus dated May 1, 2002 (NLIC Market Street VIP/2)

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective December 2, 2011, the following underlying investment option will change its name as follows:

Previous Name	New Name
Federated Insurance Series - Federated Capital Income Fund II	Federated Insurance Series - Federated Managed Volatility Fund II